UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 January 3, 2008
                Date of Report (Date of earliest event reported)

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                                 ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)


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            DELAWARE                    000-29089              06-1562417
  (State or other jurisdiction         (Commission           (IRS Employer
        of incorporation)              File Number)       Identification No.)

         162 Fifth Avenue, Suite 900
                 New York, NY                                    10010
   (Address of principal executive offices)                    (Zip Code)

                                  212-994-8200
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events

     On January 3, 2008, Antigenics Inc. announced that Acambis has released results from a Phase 1 study of its ACAM-FLU-A(TM) vaccine, which contains Antigenics' QS-21 Stimulon(R) adjuvant. Overall, the trial results demonstrated that ACAM-FLU-A was well tolerated and capable of stimulating an immune response. Although immune responses were observed in all groups that received vaccine, the highest immune response was observed in the group vaccinated with ACAM-FLU-A plus QS-21 adjuvant. In this group, 90 percent of subjects generated virus-specific antibodies following immunization. Based on these results, Acambis exercised its option for a commercial license to QS-21. Under the terms of the agreement, Antigenics is entitled to receive future milestone payments and product royalties in the event of successful development and commercialization of ACAM-FLU-A.

     The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.



Item 9.01   Financial Statements and Exhibits


      (d) Exhibits


      The following exhibit is furnished herewith:

                    99.1 Press Release dated January 3, 2008



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTIGENICS INC.

Date: January 3, 2008

                                  By:    /s/ Garo H. Armen
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                                         Garo H. Armen, Ph.D.
                                         Chairman and Chief Executive Officer



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EXHIBIT INDEX


Exhibit No. Description of Exhibit
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99.1        Press Release dated January 3, 2008